General
      New York Municipal
      Bond Fund, Inc.
      ANNUAL REPORT October 31, 2002


YOU, YOUR ADVISOR AND
DREYFUS
A MELLON FINANCIAL COMPANY

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Important Tax Information

                            25   Board Members Information

                            27   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                               General New York
                                                      Municipal Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for General New York Municipal Bond Fund, Inc., covering the 12-month period from November 1, 2001 through October 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

As a falling stock market dominated the financial headlines during the reporting period, municipal bonds generally produced relatively attractive returns. Prices of high-quality, tax-exempt bonds rallied as investors revised their expectations of the direction and timing of future interest-rate changes. On the other hand, economic uncertainty, instability in the Middle East and new disclosures of corporate scandals generally hurt lower-rated securities.

Will municipal bonds continue to provide higher returns than stocks? While no one can know for sure, history suggests that investing only in fixed-income securities probably won't provide the long-term returns most investors need. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did General New York Municipal Bond Fund, Inc. perform relative to its benchmark?

For the 12-month period ended October 31, 2002, the fund achieved a total return of 5.46%.(1) The Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 5.87% for the same period.(2) Additionally, the fund is reported in the Lipper New York Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in this Lipper category was 4.85%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

The fund's positive overall performance was primarily influenced by low interest rates, lackluster economic growth and a "flight to quality" among investors. Although the fund's returns trailed its benchmark, this can mainly be attributed to the absence of fees and expenses in the Index, and the fact that the Index is not state-specific. The fund produced higher returns than its Lipper category average over the reporting period, primarily because of its focus on high-quality bonds in the 20-year maturity range, which were among the New York market's best-performing securities during the reporting period.

What is the fund's investment approach?

The fund's goal is to seek a high level of federal and New York state and city tax-exempt income from a diversified portfolio of longer-term municipal bonds. We also manage the fund to achieve a competitive total return, which includes both income and changes in share price.

In pursuing these objectives, we first attempt to add value by selecting the tax-exempt bonds that we believe are most likely to provide attractive yields. These bonds comprise the portfolio's long-term core posi-

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

tion. We continually endeavor to identify maturity ranges that will provide the most favorable returns.

Second, we tactically manage the portfolio's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the portfolio's average duration to make cash available for the purchase of higher-yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical.

What other factors influenced the fund's performance?

When the reporting period began, the nation was recovering from the September 11 terrorist attacks and looking forward to the end of the 2001 recession. Although an economic recovery began in early 2002, it proved to be far less robust than most investors had expected. Uncertain economic conditions were further aggravated by spreading corporate scandals and growing international tensions. As a result, the Federal Reserve Board continued to maintain short-term interest rates at their lowest level in 40 years. In addition, demand for municipal bonds surged as investors sought a potentially more stable alternative to the falling stock market. These forces created a generally strong environment for municipal bonds, especially those with maturities in the 20-year range.

At the same time, however, New York lost a substantial number of jobs during the 2001 recession, and both the state and New York City have collected less income, sales and capital gains tax revenue than they originally anticipated. The state and the city bridged their fiscal 2003 budget deficits by reducing expenses, raising property taxes and borrowing in the tax-exempt bond markets. Although an increase in the supply of tax-exempt securities usually puts upward pressure on yields, new issuance during the reporting period was absorbed by the surge in demand from seemingly shell-shocked equity investors, keeping yields relatively low.


Our focus on 20-year bonds benefited the fund by capturing most of the yield of 30-year bonds, but with less volatility. Typically, we favored income-oriented bonds selling at a modest premium to their face values, which have historically tended to hold their value better than many other bonds in declining markets. At the same time, we intensified our emphasis on high credit quality, generally avoiding the state's unsecured debt in favor of bonds issued by cities, towns and other local entities, including bonds backed by the revenues of utilities, such as water and sewer facilities. The fund also benefited from bonds that were "pre-refunded." These result when issuers take advantage of low interest rates to refund high interest-rate debt. The ratings on these bonds are usually AAA or the AAA equivalent.

What is the fund's current strategy?

We expect the supply of New York bonds to continue to rise as the state and city refinance existing debt at lower rates. In addition, because of the recent surge in investor demand, we have become concerned that municipal bonds may have reached unusually high price levels. Accordingly, we have adopted a more defensive posture, enhancing the fund's diversification among New York issuers and taking advantage of opportunities to upgrade protection from early redemptions. In our view, these strategies are the prudent course in today's uncertain economic and market environments.

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

EXHIBIT A

Comparison of change in value of $10,000 investment in General New York Municipal Bond Fund, Inc. and the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------


Average Annual Total Returns AS OF 10/31/02

                                                    1 Year                          5 Years                       10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                 5.46%                           5.38%                          6.30%

((+))  SOURCE: LIPPER INC.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN THE GENERAL NEW YORK MUNICIPAL BOND FUND, INC. ON 10/31/92 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN NEW YORK MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN NEW YORK MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

October 31, 2002


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.7%                                                        Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK--91.2%

Albany Industrial Development Agency:

   IDR (Hampton Plaza Project) 6.25%, 3/15/2018                                               5,600,000                5,733,840

   LR:

      (New York State Assembly Building Project)

         7.75%, 1/1/2010                                                                      2,830,000                2,860,762

      (New York State Department of Health Building Project)

         7.25%, 10/1/2010                                                                     1,710,000                1,102,950

Erie County Asset Securitization Corp.

   6.50%, 7/15/2032                                                                           3,500,000                3,764,075

Franklin County Solid Waste Management Authority,
   Solid Waste Systems Revenue
   6.125%, 6/1/2009                                                                           1,350,000                1,392,822

Huntington Housing Authority, Senior Housing
   Facility Revenue (Gurwin Jewish Senior Residences)
   6%, 5/1/2029                                                                               1,370,000                1,203,668

Islip Resource Recovery Agency, RRR

   6.125%, 7/1/2013 (Insured; AMBAC)                                                          1,425,000                1,542,477

Metropolitan Transportation Authority:

   Municipal Securities Trust Certificates
      8.899%, 11/15/2018                                                                      4,000,000  (a,b)         4,745,160

   Revenue 5.125%, 11/15/2031                                                                 4,000,000                4,043,720

   Service Contract 5.125%, 1/1/2029                                                          1,500,000                1,516,995

   Transit Facilities Revenue:

      8.139%, 7/1/2014 (Insured; FSA)                                                         2,000,000  (a,b)         2,475,020

      6%, 7/1/2016 (Insured; FSA)                                                             5,000,000                5,788,800

New York City:

   6.375%, 8/15/2012                                                                          2,670,000                2,967,625

   5.875%, 8/15/2013                                                                          3,300,000                3,682,074

   5.25%, 8/1/2015                                                                            2,000,000                2,070,220

   5.25%, 8/1/2016 (Insured; MBIA)                                                                5,000                    5,330

   8.757%, 8/1/2016                                                                           3,250,000  (a,b)         3,678,935

   6%, 8/1/2016                                                                               4,000,000                4,419,920

   5.875%, 8/15/2016                                                                          2,715,000                2,954,734

   6%, 5/15/2020                                                                              3,000,000                3,229,620

New York City Industrial Development Agency:

  Civic Facility Revenue:

      (College of Aeronautics Project)
         5.50%, 5/1/2028                                                                      1,600,000                1,531,376

      (YMCA of Greater New York Project)
         5.80%, 8/1/2016                                                                      1,900,000                1,966,728

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York City Industrial Development Agency (continued):

  IDR:

      (Brooklyn Navy Yard Cogeneration)
         5.75%, 10/1/2036                                                                     2,370,000                2,318,002

      (LaGuardia Association LP Project)
         6%, 11/1/2028                                                                        3,790,000                2,765,222

New York City Municipal Water Finance Authority,

  Water and Sewer System Revenue:

      8.688%, 6/15/2015                                                                       3,000,000  (a,b)         3,595,410

      5.50%, 6/15/2023                                                                        2,000,000                2,085,280

      5.75%, 6/15/2031 (Insured; FGIC)                                                        2,000,000                2,178,760

      5.25%, 6/15/2034                                                                        2,490,000                2,554,939

New York City Transitional Finance Authority,

  Future Tax Secured Revenue:

      8.71%, 5/1/2012                                                                         3,500,000  (a,b)         4,182,500

      6%, 11/15/2013                                                                            760,000                  874,152

      6%, 11/15/2013 (Prerefunded 5/15/2010)                                                  2,240,000  (c)           2,640,960

      5.25%, 2/1/2029                                                                         4,000,000                4,376,720

State of New York 5.70%, 3/15/2013

   (Prerefunded 3/15/2005)                                                                    2,000,000  (c)           2,190,820

New York State Dormitory Authority, Revenues:

   (Columbia University) 5%, 7/1/2024                                                         2,000,000                2,028,200

   Consolidated City University Systems:

      5.35%, 7/1/2009 (Insured; FGIC)                                                         3,000,000                3,338,940

      5.625%, 7/1/2016                                                                        2,500,000                2,846,450

      5.75%, 7/1/2016 (Insured; FGIC)                                                         2,000,000                2,225,520

      5.75%, 7/1/2018                                                                         2,500,000                2,888,850

   Department of Health:

      5.75%, 7/1/2017 (Insured; MBIA)                                                         4,740,000                5,220,920

      (Roswell Park Cancer)

         6.625%, 7/1/2024 (Prerefunded 7/1/2005)                                              2,700,000  (c)           3,074,949

   (Lenox Hills Hospital Obligated Group)

      5.50%, 7/1/2030                                                                         1,000,000                1,007,750

   (Manhattan College) 5.50%, 7/1/2016                                                        2,000,000                2,179,000

   (Miriam Osborne Memorial Home)

      6.875%, 7/1/2019 (Insured; ACA)                                                         1,475,000                1,669,906

   (New York University)

      5.50%, 7/1/2040 (Insured; AMBAC)                                                        3,500,000                3,887,730

   Secured Hospital (New York Downtown Hospital)

      5.30%, 2/15/2020 (Insured; MBIA)                                                        5,000,000                5,214,600


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Dormitory Authority, Revenues (continued):

  State University Educational Facilities:

      5.875%, 5/15/2017                                                                       2,060,000                2,401,898

      6%, 5/15/2025 (Prerefunded 5/15/2005)                                                   3,825,000  (c)           4,277,153

      Lease 5.50%, 7/1/2026 (Insured; FGIC)                                                   1,475,000                1,549,001

New York State Energy Research and Development
   Authority, Gas Facilities Revenue
   (Brooklyn Union Gas Co. Project)

   6.368%, 4/1/2020                                                                           5,000,000                5,511,350

New York State Environmental Facilities Corp.:

  Clean Water and Drinking Water Revenue:

      Municipal Water Finance 5%, 6/15/2031                                                   2,710,000                2,725,881

      (New York City Municipal Water Project):

         5.25%, 6/15/2019                                                                     3,000,000                3,187,260

         5.375%, 6/15/2019                                                                    5,250,000                5,628,578

   PCR (Pilgrim State Sewer Project)
      6.30%, 3/15/2016                                                                        5,200,000                5,442,424

New York State Housing Finance Agency, Revenue:

   Health Facilities 6%, 11/1/2007                                                            6,000,000                6,642,120

   (Housing Mortgage Project)

      6.10%, 11/1/2015 (Insured; FSA)                                                         1,965,000                2,162,345

   (LooseStrife Fields Apartments and Fairway Manor)

      6.75%, 11/15/2036 (Insured; FHA)                                                        5,770,000                6,040,498

   Service Contract Obligation:

      6%, 9/15/2016                                                                           6,905,000                7,399,191

      6%, 9/15/2016 (Prerefunded 9/15/2008)                                                   1,770,000  (c)           2,036,898

      5.50%, 9/15/2018                                                                        2,000,000                2,132,320

New York State Local Government Assistance Corp.

   5.50%, 4/1/2017 (Insured; FSA)                                                             5,000,000                5,642,400

New York State Medical Care Facilities Finance Agency:

  Hospital & Nursing Home Insured Mortgage Revenue:

      6.125%, 2/15/2015 (Insured; FHA)                                                        4,055,000                4,449,268

      6.125%, 2/15/2015 (Insured; FHA)

         (Prerefunded 2/15/2007)                                                              1,115,000  (c)           1,258,880

      6.125%, 2/15/2015 (Insured; MBIA)                                                       3,085,000                3,388,595

      6.125%, 2/15/2015 (Insured; MBIA)

         (Prerefunded 2/15/2007)                                                                915,000  (c)           1,024,059

   (Sisters of Charity Hospital)

      6.625%, 11/1/2018 (Insured; AMBAC)                                                      2,000,000                2,070,600

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Mortgage Agency, Homeowner Revenue:

   6%, 4/1/2017                                                                               2,000,000                2,120,260

   6.60%, 10/1/2019                                                                           2,775,000                2,913,528

   6.05%, 4/1/2026                                                                            2,885,000                3,037,559

   6.40%, 4/1/2027                                                                            3,630,000                3,957,716

   5.95%, 4/1/2030                                                                            3,330,000                3,523,173

New York State Power Authority 5%, 11/15/2020                                                 2,500,000                2,560,425

New York State Thruway Authority:

  Highway and Bridge Trust Fund:

      5.50%, 4/1/2015 (Insured; FGIC)                                                         1,190,000                1,318,234

      5.50%, 4/1/2016 (Insured; FGIC)                                                         1,225,000                1,347,806

   Service Contract Revenue, Local Highway and Bridge:

      6%, 4/1/2012                                                                            1,230,000                1,385,349

      6%, 4/1/2012 (Prerefunded 4/1/2007)                                                     1,965,000  (c)           2,273,937

      6.25%, 4/1/2014 (Prerefunded 4/1/2005)                                                  2,000,000  (c)           2,238,400

      5.75%, 4/1/2019                                                                         2,000,000                2,168,640

      5.25%, 4/1/2020                                                                         3,295,000                3,439,420

New York State Urban Development Corp.,

  Correctional Facilities Revenue:

      5.50%, 1/1/2014                                                                         3,000,000                3,383,160

      5.50%, 1/1/2014 (Insured; FSA)                                                          3,000,000                3,400,470

      5.375%, 1/1/2015 (Insured; FSA)                                                         3,000,000                3,234,480

      5.50%, 1/1/2025 (Insured; MBIA)                                                         3,000,000                3,134,280

Newburgh Industrial Development Agency, IDR
   (Bourne and Kenney Redevelopment Co.):

      5.65%, 8/1/2020 (Guaranteed; SONYMA)                                                       25,000                   25,979

      5.75%, 2/1/2032 (Guaranteed; SONYMA)                                                    1,535,000                1,656,158

Niagara County Industrial Development Agency, SWDR

   5.55%, 11/15/2024                                                                          1,500,000                1,568,070

Niagara Frontier Transportation Authority, Airport
   Revenue (Buffalo Niagara International Airport)

   6.125%, 4/1/2014 (Insured; AMBAC)                                                          2,700,000                2,877,444

North Country Development Authority, Solid Waste

  Management System Revenue

   6%, 5/15/2015 (Insured; FSA)                                                               2,260,000                2,666,687

Onondaga County Industrial Development Agency,

  Sewer Facilities Revenue

   (Bristol Meyers Squibb Co. Project) 5.75%, 3/1/2024                                        4,000,000                4,472,080


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Orange County Industrial Development Agency,

  Life Care Community Revenue

   (Glenn Arden Inc. Project) 5.625%, 1/1/2018                                                1,000,000                  902,030

Port Authority of New York and New Jersey:

   5.80%, 11/1/2010 (Insured; FGIC)                                                           6,910,000                7,500,529

   Special Obligation Revenue

      (Special Project-JFK International Air Terminal)

      6.25%, 12/1/2013 (Insured; MBIA)                                                        5,000,000                5,907,950

Rensselaer County Industrial Development Agency, IDR

   (Albany International Corp.) 7.55%, 6/1/2007                                               4,000,000                4,698,880

Triborough Bridge and Tunnel Authority,

  General Purpose Revenue:

      6.125%, 1/1/2021                                                                        5,000,000                5,961,900

      5.125%, 11/15/2029                                                                      2,100,000                2,129,589

      5.50%, 1/1/2030                                                                         2,000,000                2,190,140

Scotia Housing Authority, Housing Revenue
   (Coburg Village Inc. Project) 6.15%, 7/1/2028                                              3,000,000  (d)           2,040,000

TSASC Inc., Tobacco Flexible Amortization Bonds

   6.375%, 7/15/2039                                                                          4,000,000                4,244,080

Ulster County Industrial Development Agency, Civic

  Facility (Benedictine Hospital Project)

   6.45%, 6/1/2024                                                                            1,950,000                1,759,407

Yonkers Industrial Development Agency, Civic Facility

  Revenue (Saint Joseph Hospital of Yonkers)

   5.90%, 3/1/2008                                                                            3,900,000                3,603,288

U.S. RELATED--7.5%

Children's Trust Fund of Puerto Rico, Tobacco

   Settlement Revenue 6%, 7/1/2026                                                            2,695,000                3,157,327

Commonwealth of Puerto Rico, Public Improvement:

   5.50%, 7/1/2015 (Insured; FSA)                                                                25,000                   28,818

   8.969%, 7/1/2015                                                                           3,800,000  (a,b)         4,960,672

   6%, 8/1/2006                                                                               2,000,000                2,308,140

Puerto Rico Electric Power Authority, Power Revenue:

   5.40%, 7/1/2013 (Insured; MBIA)                                                            3,700,000                4,080,989

   5.625%, 7/1/2019 (Insured; FSA)                                                            3,000,000                3,249,090

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED (CONTINUED)

Puerto Rico Highway and Transportation Authority,

  Transportation Revenue

   5.75%, 7/1/2019 (Insured; MBIA)                                                            2,420,000                2,648,642

Puerto Rico Infrastructure Financing Authority

   5.50%, 10/1/2032                                                                           1,500,000                1,608,540

Puerto Rico Public Finance Corp., Commonwealth

   Appropriation 5.375%, 8/1/2024 (Insured; MBIA)                                             2,500,000                2,629,800
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $306,142,110)                                                              98.7%             327,306,216

CASH AND RECEIVABLES (NET)                                                                          1.3%               4,421,942

NET ASSETS                                                                                        100.0%             331,728,158




Summary of Abbreviations

ACA                 American Capital Access                       IDR                 Industrial Development Revenue


AMBAC               American Municipal Bond Assurance             LR                  Lease Revenue
                    Corporation

FGIC                Financial Guaranty Insurance                  MBIA                Municipal Bond Investors Assurance
                    Company                                                           Insurance Corporation

FHA                 Federal Housing Administration                PCR                 Pollution Control Revenue

FSA                 Financial Security Assurance                  RRR                 Resources Recovery Revenue

                                                                  SBPA                Standby Bond Purchase Agreement

                                                                  SONYMA              State of New York Mortgage Agency

                                                                  SWDR                Solid Waste Disposal Revenue




Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              47.7

AA                               Aa                              AA                                               28.0

A                                A                               A                                                14.2

BBB                              Baa                             BBB                                               3.4

      Not Rated(e)                     Not Rated(e)                    Not Rated(e)                                6.7

                                                                                                                 100.0

(A)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS. AT OCTOBER 31,
     2002, THESE SECURITIES AMOUNTED TO $23,637,697 OR 7.1% OF NET ASSETS.

(C)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(D)  NON-INCOME PRODUCING SECURITY--INTEREST PAYMENTS IN DEFAULT.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           306,142,110   327,306,216

Interest receivable                                                   5,286,725

Prepaid expenses                                                         13,259

                                                                    332,606,200
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           245,062

Cash overdraft due to Custodian                                         436,769

Payable for shares of Common Stock redeemed                              99,353

Accrued expenses                                                         96,858

                                                                        878,042
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      331,728,158
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     307,465,134

Accumulated net realized gain (loss) on investments                   3,098,918

Accumulated net unrealized appreciation
  (depreciation) on investments                                      21,164,106
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      331,728,158
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      16,369,843

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   20.26

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     18,129,905

EXPENSES:

Management fee--Note 3(a)                                            2,003,879

Service plan fees and prospectus--Note 3(b)                            669,464

Shareholder servicing costs--Note 3(b)                                 137,005

Professional fees                                                       49,803

Custodian fees                                                          40,365

Shareholders' reports                                                   10,613

Registration fees                                                       11,919

Directors' fees and expenses--Note 3(c)                                 11,362

Loan commitment fees--Note 2                                             4,393

Miscellaneous                                                           21,627

TOTAL EXPENSES                                                       2,960,430

INVESTMENT INCOME--NET                                              15,169,475
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              3,969,184

Net unrealized appreciation (depreciation) on investments           (1,206,310)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,762,874

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                17,932,349

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended October 31,
                                             -----------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         15,169,475           15,788,714

Net realized gain (loss) on investments         3,969,184            1,475,712

Net unrealized appreciation (depreciation)
   on investments                              (1,206,310)          14,098,761

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   17,932,349           31,363,187
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (15,148,140)         (15,788,714)

Net realized gain on investments                       --              (10,285)

TOTAL DIVIDENDS                               (15,148,140)         (15,798,999)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  87,613,137           46,361,305

Dividends reinvested                           10,597,397           11,012,207

Cost of shares redeemed                      (110,979,329)         (61,115,716)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (12,768,795)          (3,742,204)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (9,984,586)          11,821,984
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           341,712,744          329,890,760

END OF PERIOD                                 331,728,158          341,712,744
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     4,395,845            2,343,616

Shares issued for dividends reinvested            530,883              556,504

Shares redeemed                                (5,559,286)          (3,085,993)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (632,558)            (185,873)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                      Year Ended October 31,
                                                            ------------------------------------------------------------------------

                                                                 2002(a)        2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            20.10          19.19          18.65          20.66         20.20

Investment Operations:

Investment income--net                                            .90(b)         .92            .94            .94           .96

Net realized and unrealized
   gain (loss) on investments                                     .17            .91            .58          (1.77)          .65

Total from Investment Operations                                 1.07           1.83           1.52           (.83)         1.61

Distributions:

Dividends from
   investment income--net                                        (.91)          (.92)          (.94)          (.93)         (.96)

Dividends from net realized
   gain on investments                                             --           (.00)(c)       (.04)          (.25)         (.19)

Total Distributions                                              (.91)          (.92)          (.98)         (1.18)        (1.15)

Net asset value, end of period                                  20.26          20.10          19.19          18.65         20.66
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              5.46           9.74           8.36          (4.16)         8.14
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                                          .89            .89            .91            .92           .90

Ratio of net investment income
   to average net assets                                         4.54           4.67           4.96           4.72          4.70

Portfolio Turnover Rate                                         26.35          17.77          18.98          32.53         32.96
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                                331,728        341,713        329,891        360,546       293,231


(A)  AS  REQUIRED,  EFFECTIVE  NOVEMBER  1,  2001,  THE  FUND  HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON A  SCIENTIFIC  BASIS FOR DEBT
     SECURITIES. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED OCTOBER 31, 2002
     WAS TO INCREASE NET  INVESTMENT  INCOME PER SHARE AND DECREASE NET REALIZED
     AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN $.01 AND
     INCREASE THE RATIO OF NET  INVESTMENT  INCOME TO AVERAGE NET ASSETS BY LESS
     THAN .01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO
     NOVEMBER  1,  2001  HAVE  NOT BEEN  RESTATED  TO  REFLECT  THIS  CHANGE  IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

General New York Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from federal, New York state and New York city personal income taxes, to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange  on  which  such  securities  are primarily traded or at the last sales
price   on   the   national   securities   market   on   each   business   day.


(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $7,270 during the period ended October 31, 2002, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated long-term capital gains $3,098,919 and unrealized appreciation $21,216,865.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2002 and October 31, 2001, respectively, were as follows: tax exempt income $15,148,140 and $15,788,714 and ordinary income $0 and $10,285.

During the period ended October 31, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $60,363, decreased net realized gain (loss) on investments by $10,397 and increased paid-in capital by $70,760. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1/2% of the value of the fund's average daily net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended October 31, 2002, there was no expense reimbursement pursuant to the Agreement.


(B) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund's shares, for servicing shareholder accounts, ("Servicing") and for advertising and marketing relating to the fund. The Plan provides payments to be made at an aggregate annual rate of .20 of 1% of the value of the fund's average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institution or other industry professional) under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, such aggregate amount not to exceed the greater of $100,000 or .005 of 1% of the value of the fund's average daily net assets for any full fiscal year. During the period ended October 31, 2002, the fund was charged $669,464 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2002, the fund was charged $97,861 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(D) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended
October 31, 2002, redemption fees charged and retained by the fund amounted to $20,473.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2002, amounted to $85,638,800 and $92,782,156, respectively.

At October 31, 2002, the cost of investments for federal income tax purposes was $306,089,351; accordingly, accumulated net unrealized appreciation on investments was $21,216,865, consisting of $24,825,641 gross unrealized appreciation and $3,608,776 gross unrealized depreciation.

NOTE 5--Change in Accounting Principle:

As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to November 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $39,028 increase in accumulated undistributed investment income-net and a corresponding $39,028 decrease in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on October 31, 2001.

The effect of this change for the period ended October 31, 2002 was to increase net investment income by $21,335, decrease net unrealized appreciation (depreciation) by $13,731 and decrease net realized gains (losses) by $7,604.
The statement of changes in net assets and financial highlights for prior periods, have not been restated to reflect this change in presentation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors  General New York Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of General New York Municipal Bond Fund, Inc., including the statement of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General New York Municipal Bond Fund, Inc. at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                             [ERNST & YOUNG LLP SIGNATURE LOGO]

New York, New York

December 9, 2002

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended October
31, 2002 as "exempt-interest dividends" (not generally subject to regular federal income tax and, for individuals who are New York residents, New York state and New York city personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.


BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

CLIFFORD L. ALEXANDER (69)

BOARD MEMBER (1988)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

* Chairman of the Board of Moody's Corporation (October 2000-present)

* Chairman of the Board and Chief Executive Officer (October 1999-September
  2000) and Director (February 1993-September 1999) of The Dun and Bradstreet Corporation

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 49

                              --------------

PEGGY C. DAVIS (59)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Shad Professor of Law, New York University School of Law (1983-present)

* She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

ERNEST KAFKA (69)

BOARD MEMBER (1988)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician engaged in private practice specializing in psychoanalysis of adults and adolescents (1962-present)

* Instructor, The New York Psychoanalytic Institute (1981-present)

* Associate Clinical Professor of Psychiatry at Cornell Medical School
  (1987-2002)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

NATHAN LEVENTHAL (59)

BOARD MEMBER (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Avery-Fisher Artist Program (November 1997-Present)

* President of Lincoln Center for the Performing Arts, Inc. (March 1984-December
  2000)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

SAUL B. KLAMAN, EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since February 1984.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 55 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc


                     For More Information

                        General New York
                        Municipal Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  949AR1002